SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:  November 30, 1998
(Date of earliest event reported)

Commission File No. 333-58995


                              Mid-State Homes, Inc.
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         Florida                                         50-0945134
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(State of Incorporation)                   (I.R.S. Employer Identification No.)

1500 North Dale Mabry Highway
Tampa, Florida                                                   33607
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Address of principal executive offices                        (Zip Code)


                                  (813) 871-481
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               Registrant's Telephone Number, including area code


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              (Former name, former address and former fiscal year,
                          if changed since last report)

                  Item 5.  Other Events

                  On December 10, 1998, Mid-State Trust VII (the "Trust") issued 6.34% Asset Backed Notes (the "Notes"), having an aggregate original principal balance of $313,488,000. The Notes were issued pursuant to an Indenture, dated December 10, 1998 (the "Indenture"), between the Trust and First Union National Bank, as indenture trustee, a copy of which is filed as an exhibit hereto. The Trust was formed by Mid-State Homes, Inc., a Florida corporation (the "Registrant"), pursuant to a Trust Agreement, dated as of November 19, 1998 (the "Trust Agreement"), between the Registrant and Wilmington Trust Company, as owner trustee, as amended from time to time. The Notes are secured by the assets of the Trust, consisting primarily of certain building and installment sale contracts, promissory notes, related mortgages and other security agreements and certain insurance proceeds paid pursuant to Certificate Guaranty Insurance Policy Number AB0217BE issued by Ambac Assurance Corporation.

                  Interest on the Notes will be paid on each Payment Date (as defined in the Indenture). Monthly payments in reduction of the principal balance of the Notes will be allocated to the Notes in accordance with the priorities set forth in the Indenture.



ITEM 7.           Financial Statements and Exhibits

                  (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                   Description
(EX 4.1)                                      Indenture, dated December 10,
                                              1998, between Mid-State Trust VII
                                              and First Union National Bank.

(EX 4.2) Certificate Guaranty Insurance Policy Number AB0217BE issued by Ambac Assurance Corporation, with endorsement attached.

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  MID-STATE HOMES, INC.


January 5, 1999

                                                  By:  /s/ DEAN FJELSTUL
                                                       ------------------------
                                                       Dean Fjelstul
                                                       Vice President


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                                INDEX TO EXHIBITS



                                                                 Paper (P) or
Exhibit No.                    Description                       Electronic (E)

(EX 4.1)              Indenture, dated December 10, 1998,        E
                      between Mid-State Trust VII and
                      First Union National Bank.

(EX 4.2)              Certificate Guaranty Insurance             E
                      Policy Number AB0217BE issued
                      by Ambac Assurance Corporation
                      with endorsement attached.